United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2024

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On October 22, 2024, DT Cloud Acquisition Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), Maius Pharmaceutical Co., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Maius” or the “Company”), Maius Pharmaceutical Group Co., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Pubco”) incorporated for the purpose of serving as the public listed company whose shares shall be traded on The Nasdaq Stock Market LLC (“Nasdaq”), Chelsea Merger Sub 1 Limited, a Cayman Islands exempted company (“Merger Sub 1”), Chelsea Merger Sub 2 Limited, a Cayman Islands exempted company (“Merger Sub 2”), and XXW Investment Limited, a limited liability company incorporated under the laws of British Virgin Islands as the Company shareholders’ representative (the “Shareholders’ Representative”), entered into a business combination agreement (the “Business Combination Agreement”).

The Business Combination Agreement and the Transactions (as defined below) were unanimously approved by the boards of directors of SPAC and Maius. Upon the execution of the Business Combination Agreement, SPAC received an automatic three-month extension of the time to consummate an initial business combination by February 23, 2025. The consummation of the Transactions are subject to the satisfaction of certain customary closing conditions as discussed below.

The Business Combination

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, (i) on the date on which the closing actually occurs (the “Closing Date”), Merger Sub 1 shall be merged with and into SPAC (the “SPAC Merger”), with the SPAC continuing as the surviving company of the merger as a wholly-owned subsidiary of the Pubco (the “SPAC Merger Surviving Corporation”) and the separate existence of the Merger Sub 1 shall cease, and (ii) on the Closing Date and immediately following the SPAC Merger, Merger Sub 2 shall be merged with and into Maius (the “Acquisition Merger”, together with the SPAC Merger, the “Mergers”), with Maius continuing as the surviving company of the Acquisition Merger as a wholly-owned subsidiary of the Pubco (the “Surviving Corporation”) and the separate existence of the Merger Sub 2 shall cease. The Mergers and each of the other transactions contemplated by the Business Combination Agreement and other Ancillary Documents (as defined below) are collectively referred to as the “Transactions.”

Effect of SPAC Merger on Merger Sub 1 Share

At the SPAC Merger Effective Time, by virtue of the SPAC Merger and without any action on the part of any party hereto or the holders of securities of Merger Sub 1, each share of Merger Sub 1 that is issued and outstanding immediately prior to the SPAC Merger Effective Time shall automatically be converted into one ordinary share of par value US$0.0001 of the SPAC Merger Surviving Corporation (and the shares of the SPAC Merger Surviving Corporation into which the shares of Merger Sub 1 are so converted shall be the only shares of the SPAC Merger Surviving Corporation that are issued and outstanding immediately after the SPAC Merger Effective Time).

Effect of the SPAC Merger on SPAC Securities

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, the SPAC merger would have the following effects on SPAC Securities, among others:

(i)	immediately prior to the SPAC Merger Effective Time, each SPAC Unit that is outstanding immediately prior to the SPAC Merger Effective Time shall be automatically detached and the holder thereof shall be deemed to hold one SPAC Ordinary Share and one SPAC Right per SPAC Unit held thereby in accordance with the terms of the applicable SPAC Unit (“Unit Separation”), which underlying securities of SPAC shall be adjusted in accordance with the applicable terms of the Business Combination Agreement;

(ii)	immediately following the Unit Separation, all SPAC Units shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist; and the holders of issued SPAC Units immediately prior to the Unit Separation shall cease to have any rights with respect to such SPAC Units, except as provided in the Business Combination Agreement or by law;

(iii)	immediately prior to the SPAC Merger Effective Time and immediately following the Unit Separation, in accordance with the terms of the applicable SPAC Rights, for such purposes treating it as if such Business Combination had occurred immediately prior to the SPAC Merger Effective Time, and without any action on the part of any holder of a SPAC Right, every seven (7) SPAC Rights (which, for the avoidance of doubt, includes the SPAC Rights held as a result of the Unit Separation) that were issued and outstanding immediately prior to the SPAC Merger Effective Time (A) shall automatically be converted to, and the holder of such SPAC Rights shall be entitled to receive, one SPAC Ordinary Share; and (B) shall no longer be outstanding and shall automatically be canceled by the terms thereof and each former holder of SPAC Right shall cease thereafter to have any other rights in and to such SPAC Rights, except as provided in the Business Combination Agreement or by Law;

(iv)	at the SPAC Merger Effective Time and immediately following the Unit Separation and the conversion of the SPAC Rights detailed above, by virtue of the SPAC Merger and without any action on the part of any party hereto or the holders of securities of the SPAC, each issued and outstanding SPAC Ordinary Share (including each SPAC Ordinary Share converted from SPAC Rights as described in the Business Combination Agreement and each SPAC Ordinary Share held as a result of the Unit Separation, other than the SPAC Excluded Shares, SPAC Redeeming Shares and the SPAC Dissenting Shares, in each case as defined in the Business Combination Agreement) shall be converted automatically into one Pubco Ordinary Share (as defined in the Business Combination Agreement); and

(v)	at the SPAC Merger Effective Time, all SPAC Ordinary Shares shall cease to be issued and shall automatically be canceled and retired and shall cease to exist, and the holders of issued SPAC Ordinary Shares immediately prior to the SPAC Merger Effective Time, as evidenced by the register of members of SPAC (the “Stockholder Register”), shall cease to have any rights with respect to such SPAC Ordinary Shares, except as provided in the Business Combination Agreement or by law; and each holder of SPAC Ordinary Shares listed on the Stockholder Register immediately prior to the SPAC Merger Effective Time shall thereafter have the right to receive the same number of Pubco Ordinary Shares only.

Representations and Warranties

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this nature, including, among other things: (i) organization, good standing and qualification; (ii) consents and no conflicts; (iii) authorization ; (iv) capitalization of Maius, Pubco, Merger Sub 1 and Merger Sub 2; (v) financial statements; (vi) litigation and proceedings; (vii) compliance with laws; (viii) intellectual property; (ix) material contracts; (x) labor matters; (xi) tax matters; and (xii) absence of certain changes.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the Closing Date and efforts to satisfy conditions to the consummation of the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others: (i) a covenant requiring the Company with its commercially reasonable efforts to fulfill the filing procedure with the CSRC and report relevant information in a timely manner per the requirements of the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies, promulgated by the China Securities Regulatory Commission (“CSRC”) on February 17, 2023 (the “Overseas Listing Trial Measures”) and the supporting guidelines of the Overseas Listing Trial Measures; (ii) covenants providing for SPAC and the Company to cooperate in the preparation of the Registration Statement in connection with the Mergers (the “Registration Statement”), and for SPAC to call a special meeting of its shareholders requiring SPAC to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) the Registration Statement; (iii) covenants requiring Maius to call a meeting of its shareholders or cause a written resolution to be passed in order to obtain the requisite company shareholder approval, and to solicit with its commercially reasonable efforts and obtain the required approval by its shareholders of the Company; (iv) covenants providing for SPAC and the Company to obtain executed subscription agreements, which shall have terms, and be in a form, reasonably acceptable to SPAC and the Company, for an aggregate investment amount of no less than $10,000,000 from third party investors (such investors, collectively, with any permitted assignees or transferees, the “PIPE Investors”), pursuant to which the PIPE Investors make or commit to make private equity investments in SPAC, Company or Pubco to purchase shares of SPAC, Company or Pubco in connection with a private placement, and/or enter into backstop or other alternative financing arrangements with potential investors (a “PIPE Investment”); (v) a covenant requiring the Pubco to approve and adopt an equity incentive plan, substantially in the form as the Company, the Shareholders’ Representative, Pubco and SPAC mutually agree, in the manner prescribed under applicable Law, effective as of one day prior to the Closing Date, reserving for grant thereunder a number of Pubco Ordinary Shares as shall equal 2.5 million shares; and (vi) covenants prohibiting SPAC and the Company from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions.

Conditions Precedents to Closing

The obligations of the parties to consummate the Transactions are subject to certain closing conditions of the respective parties, including, among others: (i) receipt of the required approval by the shareholders of SPAC (the “Required SPAC Shareholders’ Approval”); (ii) receipt of the required approval by the shareholders of the Company (the “Requisite Company Shareholder Approval”); (iii) effectiveness of the Registration Statement declared by the SEC; (iv) the approval for Pubco’s initial listing application with Nasdaq; and (v) the absence of any law or governmental order or legal injunction making illegal the consummation of the Transactions.

The obligations of SPAC to consummate the Transactions are subject to certain additional conditions, including, among others: (i) the accuracy of the representations and warranties of the Company (subject to customary bring-down standards and materiality qualifiers); (ii) the covenants and agreements of the Company having been performed in all material respects; and (iii) the absence of any Company Material Adverse Effect (as defined in the Business Combination Agreement) following the date of the Business Combination Agreement that is continuing and uncured; (iv) the Pubco’s status as a “foreign private issuer” as defined in Rule 3b-4 promulgated under the Securities Act to be maintained at the Closing; and (v) the gross cash proceeds from the PIPE Investment of no less than an aggregate of $10,000,000.

The obligations of the Company to consummate the Transactions are subject to certain additional conditions, including, among others: (i) the accuracy of the representations and warranties of SPAC (subject to customary bring-down standards and materiality qualifiers); (ii) the obligations and covenants of SPAC having been performed in all material respects; and (iii) each of the Ancillary Agreements (as defined in the Business Combination Agreement) duly executed by the parties thereto being in full force and effect.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, among others: (i) by mutual written consent of SPAC and the Company; (ii) by SPAC or the Company if the Closing has not occurred on or before June 30, 2025 (the “Outside Date”); (iii) by SPAC or the Company if any law or governmental order is in effect that has become final and non-appealable and has the effect of making the consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; (iv) by SPAC if it is not in material breach of any of its obligations hereunder and any of the Company, the Company Subsidiaries, Pubco and the Pubco Subsidiaries (each a “Company Party”) is in material breach of any of its representations, warranties or obligations hereunder that renders or could reasonably be expected to render the conditions set forth in the Business Combination Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) thirty (30) days after the giving of written notice by SPAC to the Company and (y) two (2) Business Days prior to the Outside Date; (v) by SPAC if it is not in material breach of any of its obligations hereunder and the Company fails to perform certain covenants set forth in the Business Combination Agreement within the time period promulgated therein; (vi) by the Company or the Shareholders’ Representative if no Company Party is in material breach of any of its obligations hereunder and SPAC is in material breach of any of its representations, warranties or obligations hereunder that renders or could reasonably be expected to render the conditions set forth in the Business Combination Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) thirty (30) days after the giving of written notice by the Company to SPAC and (y) two (2) Business Days prior to the Outside Date; and (vii) by either SPAC or the Company, if SPAC fails to obtain the Required SPAC Shareholder Approval upon vote taken thereon at a duly convened SPAC Special Meeting (or at a meeting of the SPAC Shareholders following any adjournment or postponement thereof) (as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Certain Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Form of Key Company Shareholder Lock-Up Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, the Key Company Shareholders, as shareholders holding Company Shares sufficient to constitute the Required Company Shareholder Approval (either as the holder of record or the beneficial owner within the meaning of Rule 13d-3 under the Exchange Act) have each entered into a lock-up agreement with Pubco, the Company and SPAC, (each, a “Key Company Shareholder Lock-Up Agreement”), which will become effective as of the Closing, subject to the written waiver by SPAC. Pursuant to the Key Company Shareholder Lock-Up Agreement, such shareholder of Maius agreed, among other things, (a) during a period of one hundred and eighty (180) days from and after the Closing (the “Lock-up Period”), such shareholder will become subject to certain transfer restrictions with respect to any Pubco Ordinary Shares and SPAC Ordinary Shares, each as defined in the Key Company Shareholder Lock-Up Agreement (collectively, the “Lock-up Shares”); and (b) during the Lock-up Period, the Pubco will (i) place a stop order on all the Lock-up Shares, including those which may be covered by a registration statement, and (ii) notify the Pubco’s transfer agent in writing of the stop order and the restrictions on the Lock-up Shares and direct the Pubco’s transfer agent not to process any attempts by such shareholder to resell or transfer any Lock-up Shares, except in compliance with the Key Company Shareholder Lock-Up Agreement.

The foregoing description of the Shareholder Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Lock-up Agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Form of Key Company Shareholder Support Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, the Key Company Shareholders have each entered into a support agreement with the Company and SPAC (the “Key Company Shareholder Support Agreement”), pursuant to which, each Key Company Shareholder agreed, among other things, (a) not to transfer any Company Shares or deposit any Company Shares into a voting trust or enter into a voting agreement or grant any proxy, consent or power of attorney with respect thereto until the Expiration Time (as defined in the Key Company Shareholder Support Agreement), subject to certain customary conditions and exceptions; (b) to vote in favor of the Acquisition Merger, the other Transactions and other matters set forth in the Business Combination Agreement; (c) not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action against the SPAC, Merger Sub 1, Merger Sub 2, Pubco, the Company or any of their respective successors or directors challenging the validity of the Business Combination Agreement or alleging a breach of any fiduciary duty of any person in connection with the Transactions; and (d) to use reasonable best efforts to cooperate with the SPAC and the Company to effect the transactions contemplated hereby and the Transactions.

The foregoing description of the Key Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Key Company Shareholder Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Form of Sponsor Support and Lock-up Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, the Sponsor has executed and delivered to the Company a support and lock-up agreement (the “Sponsor Support and Lock-up Agreement”), pursuant to which, the Sponsor has agreed to, among other things, (x) vote to adopt and approve the Business Combination Agreement, the Ancillary Agreements and the Transactions contemplated hereunder, and (y) not to Transfer any of its Restricted Securities during the period from the Closing and ending on the following: (i) with respect to Restricted Securities which are Founder Shares, on the earliest of: (A) a hundred and fifty (150) days following the date of the Closing, (B) the date after the occurrence of a Change of Control, and (C) the date on which the closing sale price of the Pubco Ordinary Shares has equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the Closing; and (ii) with respect to Restricted Securities which are Private Placement Securities, on the thirty (30) days following the date of the Closing.

The foregoing description of the Sponsor Support and Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support and Lock-up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 23, 2024, SPAC issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the combined company following the Mergers (the “Combined Company”), the cash position of the Combined Company following the closing of the Transactions, SPAC and the Company’s ability to consummate the Transactions, and expectations related to the terms and timing of the Transactions, as applicable, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company as of the date of this current report, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to SPAC or the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or others following the announcement of the Transactions, the Business Combination Agreement and other ancillary documents with respect thereto; (3) the amount of redemption requests made by SPAC public shareholders and the inability to complete the Transactions due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (5) the ability to meet stock exchange listing standards following the consummation of the Transactions; (6) the risk that the Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Transactions; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s mission, goals and strategies; (13) the Company’s future business development, financial condition and results of operations; (14) expected growth of the global digital trading and investing services industry; (15) expected changes in the Company’s revenues, costs or expenditures; (16) the Company’s expectations regarding demand for and market acceptance of its products and service; (17) the Company’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition in the Company’s industry; (19) relevant government policies and regulations relating to the Company’s industry; (20) general economic and business conditions globally and in jurisdictions where the Company operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2023 of SPAC, and the “Risk Factors” section of the Registration Statement relating to the Transactions which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. SPAC and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Transactions, SPAC and the Company intend to cause the Registration Statement to be filed with the SEC, which will include a proxy statement to be distributed to SPAC’s shareholders in connection with its solicitation for proxies for the vote by SPAC’s shareholders in connection with the Transactions. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SPAC, the Company and the Transactions. Shareholders of SPAC will be able to obtain a free copy of the proxy statement when filed, as well as other filings containing information about SPAC, the Company and the Transactions, without charge, at the SEC’s website located at www.sec.gov. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Proposed Transaction. You can find information about SPAC’s directors and executive officers and their interest in SPAC can be found in its Annual Report on Form10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 28, 2024. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the Transactions, will be contained in the Registration Statement to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of SPAC, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of October 22, 2024, by and among SPAC, Maius, XXW Investment Limited, Pubco, Merger Sub 1 and Merger Sub 2

10.1	Form of Key Company Shareholder Lock-Up Agreement, dated as of October 22, 2024, by and among Pubco, the Company, SPAC and each Key Company Shareholder of the Company

10.2*	Form of Key Company Shareholder Support Agreement, dated as of October 22, 2024, by and among the Company, SPAC and each Key Company Shareholder of the Company

10.3	Sponsor Support and Lock-up Agreement, dated as of October 22, 2024, by and among the Sponsor, the Company, Pubco and SPAC

99.1	Press Release, dated as of October 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2024

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Shaoke Li
Name:	Shaoke Li
Title:	Chief Executive Officer